SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2018

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

NEW YORK
(State or other jurisdiction of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

205 CROSSPOINT PARKWAY, GETZVILLE, NEW YORK	14068
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging Growth Company

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On May 21, 2018, the Board of Directors (the “Board”) of Columbus McKinnon Corporation (the “Company”) appointed Aziz S. Aghili to its Board.

Mr. Aghili, 59 years old, serves as serves as president of the Off-Highway Drive and Motion Technologies business segment of Dana Incorporated (NYSE: DAN), a worldwide supplier of drivetrain, sealing, and thermal-management technologies for vehicle manufacturers, where he leads approximately 5,000 employees across 27 countries. He joined Dana in 2009 as president of Dana Europe, before being named president of Dana Asia-Pacific in 2010.

Prior to joining Dana, Mr. Aghili held various leadership roles over nearly 20 years with ArvinMeritor, most recently as vice president and general manager of the $1.4 billion division, Body Systems, and its 24 global manufacturing facilities, where he achieved intracompany synergies and improved profitability significantly. Additionally, Mr. Aghili held roles finding efficiencies, growing sales, and improving profitability at General Electric Plastics, and Nissan Motor Company.

Mr. Aghili will stand for election at the Company’s annual shareholder meeting on July 23, 2018. He will serve on the Compensation and Succession Committee and the Corporate Governance and Nomination Committee. The Board has determined that Mr. Aghili satisfies the definition of “independent director”.

Mr. Aghili will participate in the Company’s standard outside director compensation program. Pursuant to this program, each member of the Board, who is not an employee of the Company, receives an annual retainer of $125,000, payable $65,000 in cash and the remainder in stock. In addition to the annual retainer, directors who are not employees of the Company receive 1,500 restricted stock units annually which vest over 3 years. The Chairman and Committee Chairs receive additional fees, which are not applicable to Mr. Aghili. Also, the directors receive reimbursement for the expenses they incur in attending all board and committee meetings.

On May 23, 2018 the Company issued a press release announcing the appointment of Mr. Aghili to the Board. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated May 23, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Vice President and Chief
Financial Officer (Principal Financial Officer)

Dated:  May 23, 2018

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated May 23, 2018